SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  May 20, 1996
                            (Earliest Event Reported)



                           Total System Services, Inc.
                          (Exact Name of Registrant as
                            Specified in its Charter)


 Georgia                          1-10254                            58-1493818
(State of                    (Commission File                     (IRS Employer
  Incorporation)                   Number)                       Identification
                                                                        Number)


                   1200 Sixth Avenue, Columbus, Georgia 31901
                    (Address of principal executive offices)


                                (706)  649-2267
                       (Registrant's Telephone Number)



           (Former name or former address, if changed since last report)

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




Item 5.           Other Events.

     On May 20, 1996, Total System Services, Inc. ("Registrant") announced the completion of the merger of its merchant processing operations with the merchant processing operations of Visa U.S.A. through the formation of Vital Processing Services L.L.C.

     A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99, and by this reference made a part hereof.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99 - Registrant's press release, May 20, 1996























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





                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TOTAL SYSTEM SERVICES, INC.
                                                   ("Registrant")


Dated:  May 20, 1996                              By:/s/ Kathleen Moates
        ---------------                              -------------------
                                                     Kathleen Moates
                                                     Deputy General Counsel











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